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Polestar Announces 270-Mile EPA Range, Power Upgrades, and Efficiency Aids for Polestar 2 Electric Fastback Variants

MAHWAH, NJ – December 15, 2021. Polestar, the pure play, premium electric car company, today announced the Polestar 2 Long range Single motor received one of the best ratings in its class by the U.S. Environmental Protection Agency (EPA) – an estimate range of 270 miles. This announcement comes alongside ongoing Over-The-Air (OTA) updates that are delivering new features to Polestar 2 owners and pre-empts a future option to purchase a performance software upgrade that adds an extra 67-hp for the dual-motor variant.

“We are pleased to announce the longest range of any Polestar yet,” said Gregor Hembrough, Head of Polestar in North America. “Alongside continual range improvements, we continue to offer new conveniences for our customers free of charge via OTA software downloads.”

Polestar continues to improve the Polestar 2 while its owners are living with it, thanks to OTA updates. The latest update is rolling out now, and includes a suite of new and improved features, including the ability to schedule charging sessions, allowing customers to take advantage of off-peak electricity pricing. The update also adds refinements to the Advanced Driving Assistance Systems (ADAS) in the Polestar 2.

Other recent OTA additions include battery preconditioning when a DC charger is set as a destination so the driver can be back on the road after the quickest possible charge, SiriusXM satellite radio; and a Range Assistant app that is geared to improve driver efficiency and increase range confidence. There is also an Eco Climate function in the app that allows the driver to reduce demand on the battery, thereby extending range.

These updates are applicable to the full Polestar 2 model range, regardless of model year or variant.

Coming soon specifically for the Polestar 2 Long range Dual motor is a performance software upgrade designed to raises output to 476 hp and 502 lb. ft., an increase of an average 67 hp and 15 lb. ft. over the standard dual-motor car. The upgrade will be available to purchase and unlocks the additional performance via an OTA update. North American pricing and availability will also be announced in the coming months.

Earlier this year, Polestar announced that the Long range Dual motor variant gained a range increase to an EPA-estimated 249 miles. Through OTA updates, 2021 Polestar 2 owners also received the additional range capability, a proof point in the company’s promise to continually enhance the ownership experience.

The single- and dual-motor Polestar 2 variants are available to order online at Polestar.com, and test drives can be scheduled at Polestar.com/test-drive. For those who prefer a physical car-buying experience, Polestar is rapidly expanding its network of retail “Spaces” throughout the United States, with 38 retail locations planned to be open by the end of 2022.

The most recent Spaces to open include Westport, CT, Washington, D.C., and Portland, OR. Each of these Spaces feature dedicated Polestar Specialists who can answer questions, schedule test drives, and assist with the digital ordering process.

Polestar also recently announced its intention to list on Nasdaq in connection with its proposed business combination with Gores Guggenheim, Inc. (Nasdaq: GGPI, GGPIW and GGPIU), which is expected to close in the first half of 2022.

Ends.

For images and other media information, visit polestar.com/press.

Contact Details

General media queries

napress@polestar.com

John Paolo Canton, Public Relations and Communications, North America

jp.canton@polestar.com

Donny Nordlicht, Public Relations, North America

donny.nordlicht@polestar.com

About Polestar

Polestar was established as a new, standalone Swedish premium electric vehicle manufacturer in 2017. Founded by Volvo Cars and Geely Holding, Polestar enjoys specific technological and engineering synergies with Volvo Cars and benefits from significant economies of scale as a result.

Polestar is headquartered in Gothenburg, Sweden, and its vehicles are currently available and on the road in markets across Europe, North America, China and Asia Pacific. By 2023, the company plans to be present in 30 global markets. Polestar cars are currently manufactured in two facilities in China, with additional future manufacturing planned in the USA.

In September 2021, Polestar announced its intention to list as a public company on the Nasdaq in a business combination agreement with Gores Guggenheim, Inc. Full information on this definitive agreement can be found here.

In the US, the local Polestar office is located in the New York metro area, in Mahwah, New Jersey. Polestar Spaces have been opened in Los Angeles, the San Francisco Bay Area, and Orange County, Calif.; New York City; Denver, Colorado; Boston; Central and Southern New Jersey; Dallas; Austin; Detroit; Minneapolis; Phoenix; Seattle; Atlanta; Charlotte, North Carolina; Connecticut, South Florida, and Washington D.C., with more to follow in Central California, the Pacific Northwest, and Hawaii.

Polestar has produced two electric performance cars. The Polestar 1 was built between 2019 and 2021 as a low-volume electric performance hybrid GT with a carbon fiber body, 619 hp, 738 lb-ft of torque, and an electric-only range of 52 miles (EPA) – the longest of any hybrid car in the world.

The Polestar 2 electric performance fastback is the company’s first fully electric, high volume car. The Polestar 2 model range includes three variants with a combination of long- and standard range batteries as large as 78 kWh, and dual- and single-motor powertrains with as much as 408 hp and 487 lb-ft of torque.

In the coming three years, Polestar plans to launch one new electric vehicle per year, starting with Polestar 3 in 2022 – the company’s first electric performance SUV. Polestar 4 is expected to follow in 2023, a smaller electric performance SUV coupe.

In 2024, the Polestar 5 electric performance 4-door GT is planned to be launched as the production evolution of Polestar Precept – the manifesto concept car that Polestar released in 2020 that showcases the brand’s future vision in terms of design, technology, and sustainability. As the company seeks to reduce its climate impact with every new model, Polestar aims to produce a truly climate-neutral car by 2030.

About Gores Guggenheim, Inc.

Gores Guggenheim, Inc. (Nasdaq: GGPI, GGPIW, and GGPIU) is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, founded by Alec Gores, and by an affiliate of Guggenheim Capital, LLC. Gores Guggenheim completed its initial public offering in April 2021, raising approximately USD 800 million in cash proceeds for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Gores Guggenheim’s strategy is to identify and complete business combinations with market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and be enhanced by the experience and expertise of Gores’ and Guggenheim’s long history and track record of investing in and operating businesses.

Forward-Looking Statements

Certain statements in this press release (“Press Release”) may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of Gores Guggenheim, Inc. (“Gores Guggenheim”), Polestar Performance AB and/or its affiliates (the “Company”) and Polestar Automotive Holding UK

Limited (“ListCo”). For example, projections of future Adjusted EBITDA or revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Gores Guggenheim and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to proposed business combination between Gores Guggenheim, the Company, ListCo and the other parties thereto (the “Business Combination”); (2) the outcome of any legal proceedings that may be instituted against Gores Guggenheim, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Gores Guggenheim, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s ability to maintain agreements or partnerships with its strategic partners Volvo Cars and Geely and to develop new agreements or partnerships; (13) the Company’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (14) the Company’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (15) the Company’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (16) delays in the design, manufacture, launch and financing of the Company’s vehicles and the Company’s reliance on a limited number of vehicle models to generate revenues; (17) the Company’s ability to continuously and rapidly innovate, develop and market new products; (18) risks related to future market adoption of the Company’s offerings; (19) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (20) the Company’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to the Company by its partners in order for the Company to be able to increase its vehicle production capacities; (21) risks related to the Company’s distribution model; (22) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on the Company’s future business; (23) changes in regulatory requirements, governmental incentives and fuel and energy prices; (24) the impact of the global COVID-19 pandemic on Gores Guggenheim, the Company, the Company’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (25) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Gores Guggenheim’s final prospectus relating to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be filed, with the U.S. Securities and Exchange Commission (the “SEC”) by Gores Guggenheim or ListCo, including the Registration/Proxy Statement (as defined below). There may be additional risks that neither Gores Guggenheim, the Company nor ListCo presently know or that Gores Guggenheim, the Company or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Press Release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Gores Guggenheim, the Company nor ListCo undertakes any duty to update these forward-looking statements.

Additional Information

In connection with the proposed Business Combination, (i) ListCo is expected to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of Gores Guggenheim and a preliminary prospectus (the “Registration/Proxy Statement”), and (ii) Gores Guggenheim will file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its stockholders after the Registration/Proxy Statement is declared effective. The Registration/Proxy Statement will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of Gores Guggenheim stockholders to be held to approve the proposed Business Combination. This Press Release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, securityholders of Gores Guggenheim and other interested persons are advised to read, when available, the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Gores Guggenheim, the Company, ListCo and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of Gores Guggenheim as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Gores Guggenheim and certain of its directors and executive officers may be deemed participants in the solicitation of proxies from Gores Guggenheim’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Gores Guggenheim is set forth in Gores Guggenheim’s filings with the SEC (including Gores Guggenheim’s final prospectus related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participants will be contained in the Registration/Proxy Statement for the proposed Business Combination when available.

The Company and ListCo, and certain of their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Gores Guggenheim in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Registration/Proxy Statement for the proposed Business Combination when available.

No Offer and Non-Solicitation

This Press Release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Gores Guggenheim, the Company or ListCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts

For inquiries regarding Polestar:

Jonathan Goodman

Polestar

jonathan.goodman@polestar.com

Andrew Lytheer

Polestar

andrew.lytheer@polestar.com

John Paolo Canton

Polestar

jp.canton@polestar.com

For inquiries regarding The Gores Group and affiliates:

Jennifer Kwon Chou

Managing Director

The Gores Group

jchou@gores.com

John Christiansen/Cassandra Bujarski

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com